Income Taxes	9 Months Ended
Sep. 30, 2014
Income Tax Disclosure [Abstract]
Income Taxes

7. INCOME TAXES

The effective tax rate for the three and nine months ended September 30, 2014 was 41.3% and 42.4%, respectively, compared to 41.8% and 44.1% for the three and nine months ended September 30, 2013, respectively. The lower effective tax rate during the nine months ended September 30, 2014 was the net result of the pre-tax charge relating to the re-measurement of Venezuelan assets recognized in the first quarter, for which no corresponding tax benefit was recorded. This factor was more than offset by the discrete tax benefits resulting from the favorable resolution of tax audits recorded during the second quarter, the net impact of valuation allowance adjustments and lower losses in jurisdictions where the book benefit of losses are not recognized.